Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Second Quarter and First-Half Results

Easton, Maryland (07/26/2011) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported a net loss of $233 thousand or $(0.03) per diluted common share for the second quarter of 2011, compared to a net loss of $1.1 million or $(0.13) per diluted common share for the first quarter of 2011, and net income of $445 thousand or $0.05 per diluted common share for the second quarter of 2010. The Company reported a net loss of $1.3 million or $(0.16) per diluted common share for the first half of 2011, compared to a net loss of $1.1 million or $(0.13) per diluted common share for the first half of 2010.

When comparing the second quarter of 2011 to the first quarter of 2011, the primary reason for the lower net loss was a decrease in the provision for credit losses of $995 thousand and a decrease in noninterest expenses of $697 thousand.  Similarly, when comparing the second quarter of 2011 to the second quarter of 2010, the main reason for the current quarter’s loss was a decline in net interest income of $749 thousand and an increase in the provision for credit losses of $478 thousand.  When comparing the first half of 2011 to the first half of 2010, the principal factors driving the difference were a decline in net interest income of $1.3 million, partially offset by a decrease in the provision for credit losses of $749 thousand.

“There is considerable uncertainty about where the economy is headed, both nationally and here on the Delmarva peninsula within our markets. We operate in a micro-economy that revolves around the vitality of commercial and residential real estate sales, development, property values, and the trades associated with the real estate industry – all of which are drivers of our credit quality and loan growth,” said W. Moorhead Vermilye, chief executive officer. “While we are cautiously optimistic as a result of seeing some modest periodic examples of improvement among our best customers, the overall local economy remains pervasively soft.”

“Evidence of the resiliency of our company is that we were able to maintain the net interest margin at a level slightly ahead of the first quarter (3.80%) as we both lowered our cost of funds and grew average noninterest-bearing deposits (+5.5% year-over-year). Loan demand from higher quality borrowers generally remains weak and inconsistent, as many of our better customers are also riding out their own difficulties associated with this cycle, or are waiting on the sidelines for stronger signs of stability and economic improvement,” according to Vermilye.

The Company’s return on average assets for the second quarter of 2011 was (0.08)%, compared to (0.39)% and 0.16% for the quarters ended March 31, 2011 and June 30, 2010, respectively.  The return on average stockholders’ equity was (0.77)% for the second quarter of 2011, compared to (3.59)% for the first quarter of 2011 and 1.42% for the second quarter of 2010.

The Company’s return on average assets for the first six months of 2011 was (0.24)%, compared to (0.20)% for the first six months of 2010.  The return on average stockholders’ equity was (2.18)% for the first half of 2011, compared to (1.78)% for the first half of 2010.

Total assets were $1.124 billion at June 30, 2011, a $6.0 million, or less than 1%, decrease when compared to the $1.130 billion at the end of 2010.  Total loans decreased 2.0% to $877.3 million and total deposits decreased slightly to $973.4 million, when compared to December 31, 2010.  Total stockholders’ equity decreased 1.3% from the end of 2010.  The Company’s year-to-date average equity to average assets was 10.80% and year-to-date average tangible equity to average tangible assets was 9.32%.

Review of Quarterly Financial Results
Net interest income for the second quarter of 2011 was $9.9 million, a slight improvement from the first quarter of 2011 and a decrease of 7.0% from the same period last year.  The increase in net interest income when compared to the first quarter of 2011 was primarily due to a decrease in the balances of and rates paid on interest-bearing liabilities offsetting the decline in the balances of and yields earned on average earning assets.  The decrease in net interest income when compared to the second quarter of 2010 was primarily due to lower balances of and yields earned on average earning assets.  The Company’s net interest margin was 3.80% for the second quarter of 2011, 3.79% for the first quarter of 2011 and 4.03% for the second quarter of 2010.

The provision for credit losses was $5.4 million for the three months ended June 30, 2011. The comparable amounts were $6.4 million and $4.9 million for the three months ended March 31, 2011 and June 30, 2010, respectively.  The ratio of the allowance for credit losses to period-end loans was 1.86% at June 30, 2011, compared to 1.97% at March 31, 2011 and 1.47% at June 30, 2010.  Management believes that the provision for credit losses and the resulting allowance were adequate at June 30, 2011.

The level of provision for credit losses was primarily in response to loan charge-offs which remain at historically high levels and overall economic conditions which have not improved.  Net charge-offs were $6.5 million for the second quarter of 2011, $3.1 million for the first quarter of 2011 and $4.4 million for the second quarter of 2010.  The ratio of quarter-to-date annualized net charge-offs to average loans was 2.96% for the second quarter of 2011, 1.44% for the first quarter of 2011 and 1.95% for the second quarter of 2010. In addition, nonperforming assets have increased when compared to the end of June 2010, although they have declined 3.9% since the end of the first quarter of 2011.  The most improvement was in the decline of loans 90 days past due and still accruing which was partially offset by an increase in other real estate and other assets owned.  The ratio of nonperforming assets to total assets was 7.08% at June 30, 2011.  The comparable nonperforming assets to total assets ratio was 7.32% at March 31, 2011, and 4.28% at June 30, 2010.

Total noninterest income for the second quarter of 2011 remained relatively unchanged when compared to the first quarter of 2011 and decreased $187 thousand, or 4.1%, when compared to the second quarter of 2010. The decrease when compared to the first quarter of 2011 was primarily a result of a decrease in investment securities gains and insurance agency commissions which were mainly offset by increases in service charges on deposit accounts and trust and investment fee income.  The decline in noninterest income during the second quarter of 2011 when compared to the second quarter of 2010 was primarily due to a decline in insurance agency commissions and service charges on deposit accounts.

Total noninterest expense for the second quarter of 2011 decreased $697 thousand, or 7.0%, when compared to the first quarter of 2011 mainly due to lower salaries, employee benefits and data processing expenses.  Employee benefits declined primarily because the Company incurred costs relating to a new wellness program during the first quarter of 2011 and because forfeitures were used to reduce 401K costs during the second quarter of 2011.  Data processing expenses decreased mainly because the Company incurred data processing charges relating to the merger of The Felton Bank into CNB during the first quarter of 2011.  When compared to the second quarter of 2010, total noninterest expense for the second quarter of 2011 decreased $494 thousand, or 5.1%, primarily due to lower salaries, insurance agency commissions and expenses related to other real estate owned activities.  These expenses were partially offset by higher employee benefits which increased because expenses accrued for profit sharing plans were reduced during the second quarter of 2010.

Review of Six-Month Financial Results
Net interest income for the first six months of 2011 was $19.8 million, a decrease of 6.1% when compared to the first six months of 2010.  The decrease was primarily due to lower balances of and yields earned on average earning assets.  The net interest margin decreased 20 basis points (bp) from 3.99% for the first half of 2010 to 3.79% for the first half of 2011.

The provisions for credit losses for the six months ended June 30, 2011 and 2010 were $11.8 million and $12.5 million, respectively.  Net charge-offs were $9.7 million and $10.1 million for the six months ended

June 30, 2011 and 2010, respectively.  The ratio of year-to-date annualized net charge-offs to average loans was 2.20% for the first half of 2011 and 2.24% for the first half of 2010.

Total noninterest income for the six months ended June 30, 2011 declined $674 thousand when compared to the same period in 2010.  As with the second quarter 2011 results, the decrease in noninterest income was mainly due to a decline in insurance agency commissions and service charges on deposit accounts.

Total noninterest expense for the six months ended June 30, 2011 decreased $924 thousand when compared to the same period in 2010.  The primary reason for the decrease was lower expenses related to salaries, which included lower amounts for bonus and stock-based compensation expenses, insurance agency commissions and other real estate owned activities.  These expenses were partially offset by higher data processing charges relating to the merger of The Felton Bank into CNB during the first quarter of 2011.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC.  Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company.  Additional information is available at www.shbi.com.

Forward-Looking Statements
This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended
	June 30,					June 30,
	2011		2010	Change		2011		2010		Change
PROFITABILITY FOR THE PERIOD
Net interest income	$9,942		$10,691	(7.0	) %	$19,804		$21,086		(6.1	) %
Provision for credit losses	5,395		4,917	9.7		11,785		12,534		(6.0)
Noninterest income	4,381		4,568	(4.1)		8,776		9,450		(7.1)
Noninterest expense	9,194		9,688	(5.1)		19,085		20,009		(4.6)
(Loss) income before income taxes	(266)		654	(140.7)		(2,290)		(2,007)		(14.1)
Income tax (benefit) expense	(33)		209	(115.8)		(974)		(890)		(9.4)
Net (loss) income	$(233)		$445	(152.4)		$(1,316)		$(1,117)		(17.8)

Return on average assets	(0.08	) %	0.16%	(24	) bp	(0.24	) %	(0.20	) %	(4	) bp
Return on average equity	(0.77)		1.42	(219)		(2.18)		(1.78)		(40)
Return on average tangible equity (1)	(0.60)		2.01	(261)		(2.26)		(1.83)		(43)
Net interest margin	3.80		4.03	(23)		3.79		3.99		(20)
Efficiency ratio - GAAP	64.19		63.49	70		66.78		65.53		125
Efficiency ratio - Non-GAAP (1)	63.31		62.64	67		66.07		64.68		139

PER SHARE DATA
Basic net (loss) income per common share	$(0.03)		$0.05	(160.0	) %	$(0.16)		$(0.13)		(23.1	) %
Diluted net (loss) income per common share	(0.03)		0.05	(160.0)		(0.16)		(0.13)		(23.1)
Dividends paid per common share	0.01		0.06	(83.3)		0.07		0.12		(41.7)
Book value per common share at period end	14.30		14.77	(3.2)
Tangible book value per common share at period end (1)	12.14		12.27	(1.1)
Market value at period end	6.98		11.91	(41.4)
Market range:
High	10.21		14.80	(31.0)		11.11		14.80		(24.9)
Low	6.51		11.75	(44.6)		6.51		10.21		(36.2)

PERIOD-END BALANCE SHEET DATA
Loans	$877,331		$905,477	(3.1	) %
Securities	113,271		106,556	6.3
Assets	1,124,191		1,129,196	(0.4)
Deposits	973,442		971,608	0.2
Stockholders' equity	120,941		124,666	(3.0)

AVERAGE BALANCE SHEET DATA
Loans	$881,976		$909,295	(3.0	) %	$884,738		$909,831		(2.8	) %
Securities	111,190		109,744	1.3		108,727		109,996		(1.2)
Earning assets	1,056,658		1,071,115	(1.3)		1,059,396		1,073,257		(1.3)
Assets	1,125,213		1,134,662	(0.8)		1,128,115		1,140,105		(1.1)
Deposits	976,840		976,749	-		979,531		979,491		-
Stockholders' equity	121,187		125,670	(3.6)		121,823		126,869		(4.0)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.77%		11.08%	(31	) bp	10.80%		11.13%		(33	) bp
Average tangible equity to average tangible assets (1)	9.29		9.38	(9)		9.32		9.44		(12)
Annualized net charge-offs to average loans	2.96		1.95	101		2.20		2.24		(4)
Allowance for credit losses to period-end loans	1.86		1.47	39
Allowance for credit losses to nonaccrual loans	33.74		35.45	(171)
Allowance for credit losses to nonperforming loans (2)	22.80		28.34	(554)
Nonaccrual loans to total loans	5.53		4.14	139
Nonaccrual loans to total assets	4.31		3.32	99
Nonperforming assets to total loans+other real estate and
other assets owned (3)	8.99		5.33	366
Nonperforming assets to total assets	7.08		4.28	280

(1) See the reconciliation table on page 11 of 11.
(2) Nonperforming loans include nonaccrual, 90 days past due and still accruing and troubled debt restructurings.
(3) Nonperforming assets include nonperforming loans and other real estate and other assets owned.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				June 30, 2011	June 30, 2011
	June 30,	December 31,	June 30,	compared to	compared to
	2011	2010	2010	December 31, 2010	June 30, 2010
ASSETS
Cash and due from banks	$21,234	$19,680	$16,645	7.9%	27.6%
Interest-bearing deposits with other banks	45,598	21,593	15,652	111.2	191.3
Federal funds sold	13,881	36,691	32,372	(62.2)	(57.1)
Investments available for sale (at fair value)	106,742	99,055	98,211	7.8	8.7
Investments held to maturity	6,529	6,727	8,345	(2.9)	(21.8)

Loans	877,331	895,404	905,477	(2.0)	(3.1)
Less: allowance for credit losses	(16,358)	(14,227)	(13,289)	15.0	23.1
Loans, net	860,973	881,177	892,188	(2.3)	(3.5)

Premises and equipment, net	14,377	14,483	14,924	(0.7)	(3.7)
Goodwill	13,678	13,678	15,954	-	(14.3)
Other intangible assets, net	4,583	4,840	5,148	(5.3)	(11.0)
Other real estate and other assets owned, net	7,877	3,702	1,428	112.8	451.6
Other assets	28,719	28,685	28,329	0.1	1.4

Total assets	$1,124,191	$1,130,311	$1,129,196	(0.5)	(0.4)

LIABILITIES
Noninterest-bearing deposits	$130,789	$124,188	$121,410	5.3	7.7
Interest-bearing deposits	842,653	855,328	850,198	(1.5)	(0.9)
Total deposits	973,442	979,516	971,608	(0.6)	0.2

Short-term borrowings	18,251	16,041	17,864	13.8	2.2
Accrued expenses and other liabilities	10,625	11,309	13,629	(6.0)	(22.0)
Long-term debt	932	932	1,429	-	(34.8)
Total liabilities	1,003,250	1,007,798	1,004,530	(0.5)	(0.1)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	85	84	84	1.2	1.2
Warrant	1,543	1,543	1,543	-	-
Additional paid in capital	30,334	30,242	30,081	0.3	0.8
Retained earnings	90,551	92,458	94,021	(2.1)	(3.7)
Accumulated other comprehensive loss	(1,572)	(1,814)	(1,063)	13.3	(47.9)
Total stockholders' equity	120,941	122,513	124,666	(1.3)	(3.0)

Total liabilities and stockholders' equity	$1,124,191	$1,130,311	$1,129,196	(0.5)	(0.4)

Period-end common shares outstanding	8,457	8,443	8,443	0.2	0.2
Book value per common share	$14.30	$14.51	$14.77	(1.4)	(3.2)

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2011	2010	% Change		2011	2010	% Change
INTEREST INCOME
Interest and fees on loans	$11,896	$13,047	(8.8	) %	$23,897	$25,921	(7.8)%
Interest and dividends on investment securities:
Taxable	782	846	(7.6)		1,439	1,728	(16.7)
Tax-exempt	40	56	(28.6)		78	115	(32.2)
Interest on federal funds sold	5	14	(64.3)		21	26	(19.2)
Interest on deposits with other banks	12	4	200.0		18	5	260.0
Total interest income	12,735	13,967	(8.8)		25,453	27,795	(8.4)

INTEREST EXPENSE
Interest on deposits	2,769	3,242	(14.6)		5,602	6,627	(15.5)
Interest on short-term borrowings	13	19	(31.6)		26	51	(49.0)
Interest on long-term debt	11	15	(26.7)		21	31	(32.3)
Total interest expense	2,793	3,276	(14.7)		5,649	6,709	(15.8)

NET INTEREST INCOME	9,942	10,691	(7.0)		19,804	21,086	(6.1)
Provision for credit losses	5,395	4,917	9.7		11,785	12,534	(6.0)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	4,547	5,774	(21.3)		8,019	8,552	(6.2)

NONINTEREST INCOME
Service charges on deposit accounts	744	831	(10.5)		1,448	1,617	(10.5)
Trust and investment fee income	418	372	12.4		794	788	0.8
Investment securities gains	2	-	-		81	-	-
Insurance agency commissions	2,475	2,595	(4.6)		4,985	5,484	(9.1)
Other noninterest income	742	770	(3.6)		1,468	1,561	(6.0)
Total noninterest income	4,381	4,568	(4.1)		8,776	9,450	(7.1)

NONINTEREST EXPENSE
Salaries and wages	4,104	4,363	(5.9)		8,350	8,853	(5.7)
Employee benefits	886	758	16.9		2,039	2,039	-
Occupancy expense	568	597	(4.9)		1,164	1,219	(4.5)
Furniture and equipment expense	291	313	(7.0)		563	613	(8.2)
Data processing	680	660	3.0		1,531	1,291	18.6
Directors' fees	112	105	6.7		219	226	(3.1)
Amortization of intangible assets	128	129	(0.8)		257	258	(0.4)
Insurance agency commissions expense	357	464	(23.1)		732	892	(17.9)
FDIC insurance premium expense	404	460	(12.2)		864	941	(8.2)
Other noninterest expenses	1,664	1,839	(9.5)		3,366	3,677	(8.5)
Total noninterest expense	9,194	9,688	(5.1)		19,085	20,009	(4.6)

(Loss) income before income taxes	(266)	654	(140.7)		(2,290)	(2,007)	(14.1)
Income tax (benefit) expense	(33)	209	(115.8)		(974)	(890)	(9.4)

NET (LOSS) INCOME	$(233)	$445	(152.4)		$(1,316)	$(1,117)	(17.8)

Weighted average shares outstanding - basic	8,446	8,443	-		8,445	8,440	0.1
Weighted average shares outstanding - diluted	8,446	8,443	-		8,445	8,440	0.1

Basic net (loss) income per common share	$(0.03)	$0.05	(160.0)		$(0.16)	$(0.13)	(23.1)
Diluted net (loss) income per common share	(0.03)	0.05	(160.0)		(0.16)	(0.13)	(23.1)
Dividends paid per common share	0.01	0.06	(83.3)		0.07	0.12	(41.7)

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2011		2010		2011		2010
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$881,976	5.43%	$909,295	5.77%	$884,738	5.46%	$909,831	5.76%
Investment securities
Taxable	106,609	2.94	103,284	3.29	104,131	2.79	103,385	3.37
Tax-exempt	4,581	5.27	6,460	5.30	4,596	5.18	6,611	5.35
Federal funds sold	24,310	0.09	38,001	0.15	35,499	0.12	42,253	0.13
Interest-bearing deposits	39,182	0.12	14,075	0.12	30,432	0.12	11,177	0.10
Total earning assets	1,056,658	4.86%	1,071,115	5.26%	1,059,396	4.87%	1,073,257	5.25%
Cash and due from banks	18,327		9,997		18,819		12,197
Other assets	68,190		67,860		66,711		67,889
Allowance for credit losses	(17,962)		(14,310)		(16,811)		(13,238)
Total assets	$1,125,213		$1,134,662		$1,128,115		$1,140,105

Interest-bearing liabilities
Demand deposits	$137,775	0.22%	$132,563	0.25%	$134,719	0.22%	$130,287	0.25%
Money market and savings deposits	261,869	0.97	259,273	0.72	261,358	0.95	258,180	0.70
Certificates of deposit $100,000 or more	244,805	1.67	251,340	2.09	251,953	1.69	255,416	2.17
Other time deposits	206,310	2.02	215,987	2.56	207,300	2.06	217,849	2.62
Interest-bearing deposits	850,759	1.31	859,163	1.51	855,330	1.32	861,732	1.55
Short-term borrowings	15,020	0.36	15,771	0.48	14,595	0.36	16,896	0.60
Long-term debt	932	4.51	1,429	4.40	932	4.53	1,429	4.43
Total interest-bearing liabilities	866,711	1.29%	876,363	1.50%	870,857	1.31%	880,057	1.54%
Noninterest-bearing deposits	126,081		117,586		124,201		117,759
Accrued expenses and other liabilities	11,234		15,043		11,234		15,420
Stockholders' equity	121,187		125,670		121,823		126,869
Total liabilities and stockholders' equity	$1,125,213		$1,134,662		$1,128,115		$1,140,105

Net interest spread		3.57%		3.76%		3.56%		3.71%
Net interest margin		3.80%		4.03%		3.79%		3.99%

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	2nd quarter		1st quarter		4th quarter	3rd quarter		2nd quarter	2Q 11		2Q 11
	2011		2011		2010	2010		2010	compared to		compared to
	(2Q 11)		(1Q 11)		(4Q 10)	(3Q 10)		(2Q 10)	1Q 11		2Q 10
PROFITABILITY FOR THE PERIOD
Net interest income	$9,942		$9,862		$10,866	$10,687		$10,691	0.8%		(7.0	) %
Provision for credit losses	5,395		6,390		4,392	4,193		4,917	(15.6)		9.7
Noninterest income	4,381		4,395		3,948	4,643		4,568	(0.3)		(4.1)
Noninterest expense	9,194		9,891		9,082	12,629		9,688	(7.0)		(5.1)
(Loss) income before income taxes	(266)		(2,024)		1,340	(1,492)		654	86.9		(140.7)
Income tax (benefit) expense	(33)		(941)		490	(92)		209	96.5		(115.8)
Net (loss) income	$(233)		$(1,083)		$850	$(1,400)		$445	78.5		(152.4)

Return on average assets	(0.08	) %	(0.39	) %	0.30%	(0.49	) %	0.16%	31	bp	(24	) bp
Return on average equity	(0.77)		(3.59)		2.73	(4.43)		1.42	282		(219)
Return on average tangible equity (1)	(0.60)		(3.92)		3.49	(1.56)		2.01	332		(261)
Net interest margin	3.80		3.79		4.09	4.00		4.03	1		(23)
Efficiency ratio - GAAP	64.19		69.38		61.31	82.38		63.49	(519)		70
Efficiency ratio - Non-GAAP (1)	63.31		68.85		60.44	62.56		62.64	(554)		67

PER SHARE DATA
Basic net (loss) income per common share	$(0.03)		$(0.13)		$0.10	$(0.17)		$0.05	76.9%		(160.0	) %
Diluted net (loss) income per common share	(0.03)		(0.13)		0.10	(0.17)		0.05	76.9		(160.0)
Dividends paid per common share	0.01		0.06		0.06	0.06		0.06	(83.3)		(83.3)
Book value per common share at period end	14.30		14.32		14.51	14.49		14.77	(0.1)		(3.2)
Tangible book value per common share at period end (1)	12.14		12.14		12.32	12.37		12.27	-		(1.1)
Market value at period end	6.98		9.75		10.54	9.48		11.91	(28.4)		(41.4)
Market range:
High	10.21		11.11		10.73	12.10		14.80	(8.1)		(31.0)
Low	6.51		9.42		9.25	9.20		11.75	(30.9)		(44.6)

PERIOD-END BALANCE SHEET DATA
Loans	$877,331		$884,715		$895,404	$906,490		$905,477	(0.8	) %	(3.1	) %
Securities	113,271		106,920		105,782	104,075		106,556	5.9		6.3
Assets	1,124,191		1,131,334		1,130,311	1,134,503		1,129,196	(0.6)		(0.4)
Deposits	973,442		986,486		979,516	982,428		971,608	(1.3)		0.2
Stockholders' equity	120,941		120,926		122,513	122,355		124,666	-		(3.0)

AVERAGE BALANCE SHEET DATA
Loans	$881,976		$887,531		$903,075	$904,293		$909,295	(0.6	) %	(3.0	) %
Securities	111,190		106,235		103,600	105,466		109,744	4.7		1.3
Earning assets	1,056,658		1,062,164		1,060,645	1,066,063		1,071,115	(0.5)		(1.3)
Assets	1,125,213		1,131,259		1,128,517	1,139,043		1,134,662	(0.5)		(0.8)
Deposits	976,840		982,249		978,444	984,018		976,749	(0.6)		-
Stockholders' equity	121,187		122,466		123,341	125,308		125,670	(1.0)		(3.6)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.77%		10.83%		10.93%	11.00%		11.08%	(6	) bp	(31	) bp
Average tangible equity to average tangible assets (1)	9.29		9.35		9.50	9.33		9.38	(6)		(9)
Annualized net charge-offs to average loans	2.96		1.44		1.46	1.90		1.95	152		101
Allowance for credit losses to period-end loans	1.86		1.97		1.59	1.45		1.47	(11)		39
Allowance for credit losses to nonaccrual loans	33.74		35.83		39.26	35.76		35.45	(209)		(171)
Allowance for credit losses to nonperforming loans (2)	22.80		22.40		22.82	28.76		28.34	40		(554)
Nonaccrual loans to total loans	5.53		5.51		4.05	4.06		4.14	2		139
Nonaccrual loans to total assets	4.31		4.31		3.21	3.24		3.32	-		99
Nonperforming assets to total loans+other real estate and
other assets owned (3)	8.99		9.31		7.34	5.20		5.33	(32)		366
Nonperforming assets to total assets	7.08		7.32		5.84	4.16		4.28	(24)		280

(1)  See the reconciliation table on page 11 of 11.
(2)  Nonperforming loans include nonaccrual, 90 days past due and still accruing and troubled debt restructurings.
(3)  Nonperforming assets include nonperforming loans and other real estate and other assets owned.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						2Q 11		2Q 11
						compared to		compared to
	2Q 11	1Q 11	4Q 10	3Q 10	2Q 10	1Q 11		2Q 10
INTEREST INCOME
Interest and fees on loans	$11,896	$12,001	$12,958	$13,083	$13,047	(0.9	) %	(8.8	) %
Interest and dividends on investment securities:
Taxable	782	657	804	677	846	19.0		(7.6)
Tax-exempt	40	38	47	50	56	5.3		(28.6)
Interest on federal funds sold	5	16	13	21	14	(68.8)		(64.3)
Interest on deposits with other banks	12	6	7	6	4	100.0		200.0
Total interest income	12,735	12,718	13,829	13,837	13,967	0.1		(8.8)

INTEREST EXPENSE
Interest on deposits	2,769	2,833	2,937	3,117	3,242	(2.3)		(14.6)
Interest on short-term borrowings	13	13	15	17	19	-		(31.6)
Interest on long-term debt	11	10	11	16	15	10.0		(26.7)
Total interest expense	2,793	2,856	2,963	3,150	3,276	(2.2)		(14.7)

NET INTEREST INCOME	9,942	9,862	10,866	10,687	10,691	0.8		(7.0)
Provision for credit losses	5,395	6,390	4,392	4,193	4,917	(15.6)		9.7

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	4,547	3,472	6,474	6,494	5,774	31.0		(21.3)

NONINTEREST INCOME
Service charges on deposit accounts	744	704	799	841	831	5.7		(10.5)
Trust and investment fee income	418	376	358	357	372	11.2		12.4
Investment securities gains	2	79	-	-	-	(97.5)		-
Insurance agency commissions	2,475	2,510	2,116	2,513	2,595	(1.4)		(4.6)
Other noninterest income	742	726	675	932	770	2.2		(3.6)
Total noninterest income	4,381	4,395	3,948	4,643	4,568	(0.3)		(4.1)

NONINTEREST EXPENSE
Salaries and wages	4,104	4,246	4,220	4,404	4,363	(3.3)		(5.9)
Employee benefits	886	1,153	893	897	758	(23.2)		16.9
Occupancy expense	568	596	562	547	597	(4.7)		(4.9)
Furniture and equipment expense	291	272	262	325	313	7.0		(7.0)
Data processing	680	851	620	696	660	(20.1)		3.0
Directors' fees	112	107	68	118	105	4.7		6.7
Goodwill and other intangible assets impairment	-	-	-	3,051	-	-		-
Amortization of intangible assets	128	129	129	128	129	(0.8)		(0.8)
Insurance agency commissions expense	357	375	339	338	464	(4.8)		(23.1)
FDIC insurance premium expense	404	460	445	448	460	(12.2)		(12.2)
Other noninterest expenses	1,664	1,702	1,544	1,677	1,839	(2.2)		(9.5)
Total noninterest expense	9,194	9,891	9,082	12,629	9,688	(7.0)		(5.1)

(Loss) income before income taxes	(266)	(2,024)	1,340	(1,492)	654	86.9		(140.7)
Income tax (benefit) expense	(33)	(941)	490	(92)	209	96.5		(115.8)

NET (LOSS) INCOME	$(233)	$(1,083)	$850	$(1,400)	$445	78.5		(152.4)

Weighted average shares outstanding - basic	8,446	8,443	8,443	8,443	8,443	-		-
Weighted average shares outstanding - diluted	8,446	8,443	8,443	8,443	8,443	-		-

Basic net (loss) income per common share	$(0.03)	$(0.13)	$0.10	$(0.17)	$0.05	76.9		(160.0)
Diluted net (loss) income per common share	(0.03)	(0.13)	0.10	(0.17)	0.05	76.9		(160.0)
Dividends paid per common share	0.01	0.06	0.06	0.06	0.06	(83.3)		(83.3)

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											2Q 11		2Q 11
											compared to		compared to
	2Q 11		1Q 11		4Q 10		3Q 10		2Q 10		1Q 11		2Q 10
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$881,976	5.43%	$887,531	5.50%	$903,075	5.71%	$904,293	5.76%	$909,295	5.77%	(0.6	) %	(3.0	) %
Investment securities
Taxable	106,609	2.94	101,625	2.62	98,378	3.24	99,572	2.70	103,284	3.29	4.9		3.2
Tax-exempt	4,581	5.27	4,610	5.08	5,222	5.40	5,894	5.16	6,460	5.30	(0.6)		(29.1)
Federal funds sold	24,310	0.09	46,813	0.14	34,018	0.16	40,638	0.20	38,001	0.15	(48.1)		(36.0)
Interest-bearing deposits	39,182	0.12	21,585	0.12	19,952	0.12	15,666	0.15	14,075	0.12	81.5		178.4
Total earning assets	1,056,658	4.86%	1,062,164	4.88%	1,060,645	5.20%	1,066,063	5.18%	1,071,115	5.26%	(0.5)		(1.4)
Cash and due from banks	18,327		19,316		19,867		21,865		9,997		(5.1)		83.3
Other assets	68,190		65,426		62,305		65,081		67,860		4.2		0.5
Allowance for credit losses	(17,962)		(15,647)		(14,300)		(13,966)		(14,310)		14.8		25.5
Total assets	$1,125,213		$1,131,259		$1,128,517		$1,139,043		$1,134,662		(0.5)		(0.8)

Interest-bearing liabilities
Demand deposits	$137,775	0.22%	$131,628	0.22%	$128,592	0.22%	$132,023	0.24%	$132,563	0.25%	4.7		3.9
Money market and savings deposits	261,869	0.97	260,841	0.93	258,713	0.84	259,511	0.81	259,273	0.72	0.4		1.0
Certificates of deposit $100,000 or more	244,805	1.67	259,179	1.70	256,167	1.77	258,542	1.91	251,340	2.09	(5.6)		(2.6)
Other time deposits	206,310	2.02	208,301	2.10	208,808	2.23	212,098	2.37	215,987	2.56	(1.0)		(4.5)
Interest-bearing deposits	850,759	1.31	859,949	1.34	852,280	1.37	862,174	1.44	859,163	1.51	(1.1)		(1.0)
Short-term borrowings	15,020	0.36	14,165	0.37	15,381	0.39	16,092	0.38	15,771	0.48	6.0		(4.8)
Long-term debt	932	4.51	932	4.56	932	4.46	1,429	4.36	1,429	4.40	-		(34.8)
Total interest-bearing liabilities	866,711	1.29%	875,046	1.32%	868,593	1.35%	879,695	1.42%	876,363	1.50%	(1.0)		(1.1)
Noninterest-bearing deposits	126,081		122,300		126,164		121,844		117,586		3.1		7.2
Accrued expenses and other liabilities	11,234		11,447		10,419		12,196		15,043		(1.9)		(25.3)
Stockholders' equity	121,187		122,466		123,341		125,308		125,670		(1.0)		(3.6)
Total liabilities and stockholders' equity	$1,125,213		$1,131,259		$1,128,517		$1,139,043		$1,134,662		(0.5)		(0.8)

Net interest spread		3.57%		3.56%		3.85%		3.76%		3.76%
Net interest margin		3.80%		3.79%		4.09%		4.00%		4.03%

Shore Bancshares, Inc.
Reconciliation of Non-GAAP Measures
(In thousands, except per share data)

									YTD		YTD
	2Q 11		1Q 11		4Q 10	3Q 10		2Q 10	06/30/2011		06/30/2010

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net (loss) income	$(233)		$(1,083)		$850	$(1,400)		$445	$(1,316)		$(1,117)
Net (loss) income - annualized (A)	$(935)		$(4,392)		$3,372	$(5,554)		$1,785	$(2,654)		$(2,253)

Net (loss) income, excluding net amortization and
impairment charges of intangible assets	$(155)		$(1,005)		$928	$(409)		$523	$(1,160)		$(961)

Net (loss) income, excluding net amortization and
impairment charges of intangible assets - annualized (B)	$(622)		$(4,076)		$3,682	$(1,623)		$2,098	$(2,339)		$(1,938)

Average stockholders' equity (C)	$121,187		$122,466		$123,341	$125,308		$125,670	$121,823		$126,869
Less: Average goodwill and other intangible assets	(18,334)		(18,465)		(17,877)	(21,016)		(21,178)	(18,399)		(21,243)
Average tangible equity (D)	$102,853		$104,001		$105,464	$104,292		$104,492	$103,424		$105,626

Return on average equity (GAAP) (A)/(C)	(0.77	) %	(3.59	) %	2.73%	(4.43	) %	1.42%	(2.18	) %	(1.78	) %
Return on average tangible equity (Non-GAAP) (B)/(D)	(0.60	) %	(3.92	) %	3.49%	(1.56	) %	2.01%	(2.26	) %	(1.83	) %

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$9,194		$9,891		$9,082	$12,629		$9,688	$19,085		$20,009
Less: Amortization of intangible assets	(128)		(129)		(129)	(128)		(129)	(257)		(258)
Impairment charges	-		-		-	(3,051)		-	-		-
Adjusted noninterest expense (F)	$9,066		$9,762		$8,953	$9,450		$9,559	$18,828		$19,751

Net interest income (G)	$9,942		$9,862		$10,866	$10,687		$10,691	$19,804		$21,086

Noninterest income (H)	$4,381		$4,395		$3,948	$4,643		$4,568	$8,776		$9,450
Less: Investment securities (gains)/losses	(2)		(79)		-	-		-	(81)		-
Other nonrecurring (gains)/losses	-		-		-	(224)		-	-		-
Adjusted noninterest income (I)	$4,379		$4,316		$3,948	$4,419		$4,568	$8,695		$9,450

Efficiency ratio (GAAP) (E)/(G)+(H)	64.19%		69.38%		61.31%	82.38%		63.49%	66.78%		65.53%
Efficiency ratio (Non-GAAP) (F)/(G)+(I)	63.31%		68.85%		60.44%	62.56%		62.64%	66.07%		64.68%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (J)	$120,941		$120,926		$122,513	$122,355		$124,666
Less: Goodwill and other intangible assets	(18,261)		(18,389)		(18,518)	(17,923)		(21,102)
Tangible equity (K)	$102,680		$102,537		$103,995	$104,432		$103,564

Shares outstanding (L)	8,457		8,443		8,443	8,443		8,443

Book value per common share (GAAP) (J)/(L)	$14.30		$14.32		$14.51	$14.49		$14.77
Tangible book value per common share (Non-GAAP) (K)/(L)	$12.14		$12.14		$12.32	$12.37		$12.27

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (M)	$121,187		$122,466		$123,341	$125,308		$125,670	$121,823		$126,869
Less: Average goodwill and other intangible assets	(18,334)		(18,465)		(17,877)	(21,016)		(21,178)	(18,399)		(21,243)
Average tangible equity (N)	$102,853		$104,001		$105,464	$104,292		$104,492	$103,424		$105,626

Average assets (O)	$1,125,213		$1,131,259		$1,128,517	$1,139,043		$1,134,662	$1,128,115		$1,140,105
Less: Average goodwill and other intangible assets	(18,334)		(18,465)		(17,877)	(21,016)		(21,178)	(18,399)		(21,243)
Average tangible assets (P)	$1,106,879		$1,112,794		$1,110,640	$1,118,027		$1,113,484	$1,109,716		$1,118,862

Average equity/average assets (GAAP) (M)/(O)	10.77%		10.83%		10.93%	11.00%		11.08%	10.80%		11.13%
Average tangible equity/average tangible assets (Non-GAAP) (N)/(P)	9.29%		9.35%		9.50%	9.33%		9.38%	9.32%		9.44%

Note 1:  Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2:  Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.